Exhibit 10.3

                             SUBSCRIPTION AGREEMENT

                    Sandalwood Lodging Investment Corporation

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                   Up to 11,752,688 Shares -- $20.00 per Share
                    Minimum Purchase -- 500 Shares ($10,000)
                          150 Shares ($3,000) for IRAs

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PLEASE READ CAREFULLY this Subscription Agreement and the Notices (on the back of the Agreement) before completing this document. TO SUBSCRIBE FOR SHARES, complete and sign, where appropriate, and deliver this Subscription Agreement, along with your check, to U.S. Bank National Association, Escrow Agent. YOUR CHECK SHOULD BE MADE PAYABLE TO:

                   U.S. Bank National Association Escrow Agent

      ALL ITEMS ON THIS SUBSCRIPTION AGREEMENT MUST BE COMPLETED IN ORDER FOR YOUR SUBSCRIPTION TO BE PROCESSED.

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        Overnight Packages                      Regular Mail Packages
          Attn: [Name]                              Attn: [Name]
          [Address]                                 [Address]

                            For Telephone Inquiries:
                       Emerald Bay Capital Management, LLC
                                   [Telephone]

1. INVESTMENT

This subscription is in the amount of $___________ for the purchase of ___________ Shares of Sandalwood Lodging Investment Corporation ($20.00 per Share). The minimum initial subscription is 500 Shares ($10,000); 150 Shares ($3,000) for IRAs (except in states with higher minimum purchase requirements).

|_|   ADDITIONAL PURCHASE
|_| REINVESTMENT PLAN - Investor elects to participate in Plan (See prospectus for details.)

2. SUBSCRIBER INFORMATION

Name (1st)___________________    |_| M |_| F  Date of Birth (MM/DD/YY)__________
Name (2nd)___________________    |_| M |_| F  Date of Birth (MM/DD/YY)__________
Address_________________________________________________________________________
City___________________________________ State___________ Zip Code_______________
Custodian Account No._____________________ Daytime Phone # (___)________________

|_| U.S. Citizen  |_| Resident Alien  |_| Foreign Resident  Country_____________

|_| Check if Subscriber is a U.S.  citizen residing outside the U.S.

Income Tax Filing State____________________________________________

ALL SUBSCRIBERS: State of Residence of Subscriber/Plan Beneficiary (required)

Taxpayer Identification Number: For most individual taxpayers, it is their Social Security number. Note: If the purchase is in more than one name, the number should be that of the first person listed. For IRAs, Keoghs and pension plans, enter both the Social Security number and the custodian taxpayer identification number.

You must provide your social security number to avoid backup withholding. Under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code, payers are required to withhold 20% from all taxable interest, dividend and certain other payments on accounts which do not reflect a certified social security number of tax identification number. This is referred to as "backup" withholding. "Backup" withholding is not an additional tax or penalty. Any amount withheld from your account may be used as a credit against your federal income tax.

Taxpayer ID#_____ - ______ - ______         Social Security #_____ -_____ - ____

Taxpayer ID#_____ - ______ - ______         Social Security #_____ -_____ - ____

3. INVESTOR MAILING ADDRESS

For the Subscriber of an IRA, Keogh, or pension plan to receive informational mailings, please complete if different from address in Section 2.

Name____________________________________________________________________________
Address_________________________________________________________________________
City ____________________________    State _______________   Zip Code___________
Daytime Phone___________________________________________________________________

4. DIRECT DEPOSIT ADDRESS

Investors requesting direct deposit of distribution checks to another financial institution or mutual fund, please complete below. In no event will the Company or its Affiliates be responsible for any adverse consequences of direct deposit.

Company_________________________________________________________________________
Address_________________________________________________________________________
City ____________________________    State _______________   Zip Code___________
Account No.________________________        Phone #______________________________

5. FORM OF OWNERSHIP

(Select only one)

|_| INDIVIDUAL-one signature required

|_| HUSBAND AND WIFE, AS COMMUNITY PROPERTY- two signatures required

|_| TENANTS IN COMMON-two signatures required

|_| TENANTS BY THE ENTIRETY-two signatures required

|_| S-CORPORATION

|_| C-CORPORATION

|_| IRA-custodian signature required

|_| ROTH IRA-custodian signature required

|_| SEP-custodian signature required

|_| TAXABLE TRUST

|_| TAX-EXEMPT TRUST

|_| JOINT TENANTS WITH RIGHT OF SURVIVORSHIP-all parties must sign

|_| A MARRIED PERSON/SEPARATE PROPERTY-one signature required

|_| KEOGH (H.R.10)-trustee signature required

|_| CUSTODIAN-custodian signature required

|_| PARTNERSHIP

|_| NON-PROFIT ORGANIZATION

|_| PENSION PLAN-trustee signature(s) required

|_| PROFIT SHARING PLAN-trustee signature(s) required

|_| CUSTODIAN UGMA-STATE of _________ -custodian signature required

|_| CUSTODIAN UTMA-STATE of _________ -custodian signature required

|_| ESTATE-Personal Representative signature required

|_| REVOCABLE GRANTOR TRUST-grantor signature required

|_| IRREVOCABLE TRUST-trustee signature required

6. SUBSCRIBER REPRESENTATIONS

The Subscriber(s) hereby represent as follows (Subscriber(s) must initial each representation):

Initials ___  Subscriber(s) is purchasing the Shares for his or her own account.

Initials ___  Subscriber(s) has received a copy of the Prospectus.

7. SUBSCRIBER SIGNATURES

If the Subscriber(s) is executing the Subscriber Signature Page, the Subscriber
(i) understands that, BY EXECUTING THIS AGREEMENT A SUBSCRIBER DOES NOT WAIVE ANY RIGHTS HE/SHE MAY HAVE UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR UNDER ANY STATE SECURITIES LAW and (ii) under the penalties of perjury, certifies that the information provided in Section 2 is true, correct and complete and that he/she is not subject to back-up withholding under the provisions of Section 3406 (a)(1)(C) of the Internal Revenue Code:


X
-------------------------------          -----------------------------
Signature of 1st Subscriber              Date


X
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Signature of 2nd Subscriber              Date

                                 SIGNATURE PAGE
                               FOR TRUST INVESTORS

________________________________________________
Name of Trust (Please print or type)

________________________________________________
Name of Trustee (Please print or type)

________________________________________________
Date Trust was formed

By______________________________________________
  Trustee's Signature

Taxpayer Identification Number:_________________

Trustee's Address:   ___________________________

                     ___________________________

                     ___________________________

                     Attention:_________________

                                 SIGNATURE PAGE
                             FOR CORPORATE INVESTORS

________________________________________________
Name of Corporation (Please print or type)

By______________________________________________
    Signature of Authorized Officer, Title

  ______________________________________________
  Name (Please print or type)

Taxpayer Identification Number:_________________

Corporate Address:              _______________________________

                                _______________________________

                                _______________________________

Mailing Address (if different):

                                _______________________________

                                _______________________________

                                Attention:_____________________

                                 SIGNATURE PAGE
                           FOR PARTNERSHIP INVESTORS

________________________________________________
Name of Partnership (Please print or type)

By______________________________________________
     Signature of a General Partner
  ______________________________________________
  Name (Please print or type)

By______________________________________________
  Signature of Additional General Partner
  (if required by partnership agreement)

  ______________________________________________
  Name (Please print or type)

By______________________________________________
  Signature of Additional General Partner
  (if required by partnership agreement)

  ______________________________________________
  Name (Please print or type)

Taxpayer Identification Number:_________________

Partnership's Address: _________________________

                       _________________________

                       _________________________

8. BROKER/DEALER INFORMATION

Broker/Dealer NASD Firm Name: Emerald Bay Capital Management, LLC
Registered Representative_______________________________________________________
Branch Mail Address_____________________________________________________________
City_________________________________  State_____________  Zip Code_____________
Phone #______________________ Fax #______________________

Shipping Address________________________________________________________________
City_________________________________  State_____________  Zip Code_____________

|_| Telephonic Subscriptions (check here): If the Registered Representative and Branch Manager are executing the signature page on behalf of the Subscriber, both must sign below. [NOTE: Not to be executed until Subscriber(s) has (have) acknowledged receipt of final prospectus.] Telephonic subscriptions may not be completed for IRA accounts.

|_| Registered Investment Advisor (RIA) (check here): This investment is made through the RIA in its capacity as a RIA and not in its capacity as a Registered Representative, if applicable. If an owner or principal or any member of the RIA firm is a NASD licensed Registered representative affiliated with a Broker/Dealer, the transaction should be conducted through that Broker/Dealer, not through the RIA.

PLEASE READ CAREFULLY THE REVERSE SIDE OF THIS SIGNATURE PAGE AND SUBSCRIPTION AGREEMENT BEFORE COMPLETING

X
---------------------------------   --------------------   ---------------------
Principal, Branch Manager or        Date                   Print or Type Name of
Other Authorized Signature                                 Person Signing

X
---------------------------------   --------------------   ---------------------
Registered Representative/          Date                   Print or Type Name of
Investment Advisor Signature                               Person Signing

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Make check payable to :  U.S. BANK NATIONAL ASSOCIATION, ESCROW AGENT

Please remit check and           For Overnight Delivery,         For Office
Subscription Agreement to:       please send to:                 Use Only***

U.S. Bank National Association   U.S. Bank National Association  Sub.#__________
                                                                 Admit Date_____
ATTN: Investor Services          Attn: Investor Services         Amount_________
[Address]                        [Address]                       Region_________
Telephone number:                Telephone number:               RSVP #_________

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NOTICE TO ALL INVESTORS:

(a) The purchase of Shares by an IRA, Keogh, or other tax-qualified pension plan does not, by itself, create the plan.

(b) The Company, in its sole and absolute discretion, may accept or reject the Subscriber's subscription which if rejected will be promptly returned to the Subscriber, without interest. Non-U.S. subscribers (as defined in the Prospectus) will be admitted as stockholders with the approval of the Advisor.

(c) EXCEPT AS PROVIDED IN THIS NOTICE, THE NOTICE BELOW, AND IN THE PROSPECTUS, THE SUBSCRIBER WILL NOT BE ENTITLED TO REVOKE OR WITHDRAW HIS OR HER SUBSCRIPTION.

BROKER/DEALER AND FINANCIAL ADVISOR:

By signing this Subscription Agreement, the signers certify that they recognize and have complied with their obligations under the NASD's Conduct Rules, and hereby further certify as follows: (i) a copy of the Prospectus, including the Subscription Agreement as amended and/or supplemented to date, has been delivered to the Subscriber; (ii) they have discussed such investor's prospective purchase of Shares with such investor and have advised such investor of all pertinent facts with regard to the liquidity, valuation, and marketability of the Shares; and (iii) they have reasonable grounds to believe that the purchase of Shares is a suitable investment for such investor, and will not be in violation of any laws for having engaged in such purchase, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto and will maintain documentation on which the determination was based for a period of not less than six years; (iv) under penalties of perjury,
(a) the information provided in this Subscription Agreement to the best of our knowledge and belief is true, correct, and complete, including, but not limited to, the number shown above as the Subscriber's taxpayer identification number;
(b) to the best of our knowledge and belief, the Subscriber is not subject to backup withholding either because the Subscriber has not been notified that the Subscriber is subject to backup withholding as result of failure to report all interest or dividends or the Internal Revenue Service has notified the subscriber that the Subscriber is no longer subject to backup withholding under
Section 3406(a)(1)(C) of the Internal Revenue Code of 1986, as amended; and (c) to the best of our knowledge and belief, the Subscriber is not a nonresident alien, foreign corporation, foreign trust, or foreign estate for U.S. tax purposes, and we hereby agree to notify the Company if it comes to the attention of either of us that the Subscriber becomes such a person within sixty (60) days of any event giving rise to the Subscriber becoming such a person.

                        ELECTRONIC DELIVERY OF DOCUMENTS

      The subscriber consents to delivery of all documents relating to his, her or its investment in the Shares to the electronic mail address below or through posting of such documents on the Internet web site www.sandalwoodlodging.com and consents to receive notice of such postings at the electronic mail address listed below. All documents will be delivered or posted in PDF format and free access to Adobe Acrobat software will be provided for review of documents in PDF format. To review documents in PDF format, a system running Windows 95, 98 or 2000, or McIntosh OS version 7.5.3 or more recent, is required and downloading time may be substantial. The subscriber understands that he, she or it may revoke this consent at any time by contacting Investor Relations at the address provided in the Subscription Documents and will subsequently receive all such documents in paper format. The subscriber understands that this revocation may only apply to delivery of documents relating to his, her or its investment in the Shares and not to any portion of such documents. In addition, the subscriber understands that he, she or it may request paper copies of any documents delivered electronically by contacting Investor Relations at the address provided in the Subscription Agreement.

CONSENT TO ELECTRONIC DELIVERY MAY CAUSE YOU TO INCUR ADDITIONAL COSTS, SUCH AS ON-LINE TIME, ADDITIONAL SOFTWARE AND PRINTING PAPER.

YOU SHOULD NOT CONSENT TO ELECTRONIC DELIVERY UNLESS YOU HAVE ACCESS TO THE INTERNET AND THE ABILITY TO RECEIVE DOCUMENTS IN ONE OF THE FORMATS DESCRIBED ABOVE.

THIS CONSENT IS EFFECTIVE UNTIL REVOKED AND APPLIES TO ALL DOCUMENTS RELATING TO YOUR INVESTMENT IN THE SHARES.

_____________________________   ___________
Signature of 1st Subscriber     Date

_____________________________   ___________
Signature of 2nd Subscriber     Date

E-Mail Address: ___________________________